UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2003
                                                 -------------------------------

GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2002, relating to the GSAMP Trust 2002-HE2, Mortgage Pass-Through Certificates, Series 2002-HE2)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                  333-100818-01                  13-6357101
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

85 Broad Street, New York, New York                                     10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

            Item 5 of the Registrant's 8-K, filed on January 15, 2003 in hereby amended and restated in its entirety. Attached as Exhibit 4 is the revised Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2002-HE2, Mortgage Pass-Through Certificates, Series 2002-HE2. On December 30, 2002, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2002-HE2, Mortgage Pass-Through Certificates, Series 2002-HE2 (the "Certificates"), issued in five classes. The Class A-3, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of December 1, 2002 of $295,099,272 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of December 24, 2002, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement dated as of December 1, 2002 by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 25, 2003                    GS MORTGAGE SECURITIES CORP.


                                        By: /s/ Samuel Ramos
                                            ------------------------------------
                                            Name:  Samuel Ramos
                                            Title: Secretary

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.             Description                                         Page
--------------          -----------                                         ----

4                       Pooling and Servicing Agreement                     6
                        dated as of December 1, 2002 by and
                        among the Company, as depositor,
                        Litton Loan Servicing LP, as
                        servicer, and Deutsche Bank National
                        Trust Company, as trustee.